Exhibit 1.1

[ • ] Shares

Green Bancorp, Inc.

Common Stock
par value $0.01 per share

Underwriting Agreement

[ • ], 2014

Sandler O’Neill & Partners, L.P.
Jefferies LLC
c/o Sandler O’Neill & Partners, L.P.
1251 Avenue of the Americas, 6th Floor
New York, New York 10020
                                                as representatives of the Underwriters named in Schedule I hereto

Ladies and Gentlemen:

Green Bancorp, Inc., a Texas corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”), for whom Sandler O’Neill & Partners, L.P. and Jefferies LLC are acting as Representatives (the “Representatives”), an aggregate of [ • ] shares (the “Firm Shares”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”).  The Company also proposes to sell to the Underwriters all or any part of [ • ] additional shares of Common Stock (the “Optional Shares”) pursuant to the option described in Section 2 hereof (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the “Shares”).  A purpose of the proposed offering is to support the long-term growth of the Company and Green Bank, N.A. (the “Bank”), a national banking association organized under the laws of the United States and the Company’s wholly-owned subsidiary, as set forth in the Registration Statement (as defined below).

The Underwriters have agreed to initially reserve [ • ] of the Firm Shares to be purchased under this Agreement for sale at the public offering price to the Company’s directors, officers, employees and others identified by the Company (collectively, “Directed Share Purchasers”) pursuant to a directed share program (the “Directed Share Program”).  The Firm Shares to be sold under the Directed Share Program by the Underwriters are referred to hereinafter as the “Directed Shares.” Any Directed Shares not purchased through the Directed Share Program will be offered to the public by the Underwriters.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (No. 333-196982), including the related preliminary prospectus or prospectuses, covering the registration of the Shares under the Securities Act of 1933, as amended (the “1933 Act”). Promptly after execution and delivery of this Agreement, the

Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) and paragraph (b) of Rule 424 (“Rule 424(b)”) of the 1933 Act Regulations.  The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as “Rule 430A Information.” Each prospectus used in connection with the offer of Shares before such registration statement became effective, and any prospectus that omitted the Rule 430A Information that was used in connection with the offer of Shares after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “preliminary prospectus.” Such registration statement, as amended by the amendments thereto, including the exhibits and any schedules thereto, at the time it became effective, and including the Rule 430A Information, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Representatives for use in connection with the offering of the Shares is herein called the “Prospectus.”

For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to be the copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

1.                                      (a)                                 The Company represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time referred to in Section 1(a)(i) hereof, as of the Closing Time referred to in Section 4(a) hereof, and as of each Date of Delivery (if any) referred to in Section 2 hereof, and agrees with each Underwriter, as follows:

(i)                                                        Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act and no proceedings for that purpose have been instituted by or are pending before or, to the knowledge of the Company, are threatened by the Commission, and any request on the part of the Commission to the Company for additional information has been complied with.

At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Optional Shares are purchased, at each Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The General Disclosure Package (as hereinafter defined) as of the Applicable Time did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Optional Shares are purchased, at each Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters consists of the information described in Section 8(b) hereof.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means [ • ] p.m. (Eastern Time) on [ • ], 2014.

“General Disclosure Package” means (i) the preliminary prospectus dated [ • ], 2014, (ii) the pricing information set forth on Schedule II hereto, and (iii) the “issuer free writing prospectuses”, as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”) identified in Schedule II hereto, considered together.

“Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Shares that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(ii) or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

Each individual Issuer-Represented Free Writing Prospectus, when considered together with the General Disclosure Package as of the Applicable Time did not, and as of the Closing Time and each additional Date of Delivery, as the case may be, will not, contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and did not and will not include any information that conflicted or will conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus that, in each case, has not been superseded or modified; provided, however, that this representation and warranty shall not apply to  any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in Section 8(b) hereof.

(ii)                                                     Any preliminary prospectus, the Prospectus and each Issuer Represented Free Writing Prospectus when filed, if filed by electronic transmission, pursuant to EDGAR (except as may be permitted by Regulation S-T under the 1933 Act), was identical to the copy thereof delivered to the Representatives for use in connection with the offer and sale of the Shares.

(iii)                                                  From the time of initial confidential submission of the Registration Statement to the Commission through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the 1933 Act (an “Emerging Growth Company”).

(iv)                                                 The financial statements, including the related schedules and notes, filed with the Commission as a part of the Registration Statement, the General Disclosure Package and the Prospectus (the “Financial Statements”) present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the consolidated results of their operations and consolidated cash flows of the Company and its subsidiaries for the periods specified.  Such Financial Statements, unless otherwise noted therein, have been prepared in conformity with generally accepted accounting principles in effect in the United States (“GAAP”) applied on a consistent basis throughout the periods involved. No other financial statements or supporting schedules are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus. The consolidated statement of income data, balance sheet data and earnings per share data for the three fiscal years ended December 31, 2013 as set forth in the Prospectus under the caption “Summary Consolidated Financial Data” and “Selected Consolidated Financial Data” fairly present in all material respects the information therein on a basis consistent with that of the audited consolidated financial statements contained in the Registration Statement, the General Disclosure Package and the Prospectus.  To the extent applicable, all disclosures contained in the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Securities Exchange Act of 1934, as amended (“1934 Act”), the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”) and Item 10 of Regulation S-K, to the extent applicable.

(v)                                                    Deloitte and Touche LLP, the independent registered public accounting firm that audited the financial statements of the Company and its subsidiaries that are included in the Registration Statement and the Prospectus, is an independent registered public accounting firm as required by the 1933 Act and the 1933 Act Regulations.

(vi)                                                 The statistical and market related data contained in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably believes are reliable and accurate.

(vii)                                              This Agreement has been duly authorized, executed and delivered by the Company.

(viii)                                           Since the date of the most recently dated audited consolidated balance sheet contained in the Registration Statement, the General Disclosure Package and the Prospectus, except as described or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, (A) the Company and its subsidiaries, considered as one enterprise, have not sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and there has not been any material change in the capital stock or long-term debt of the Company and its subsidiaries or any material adverse change, or any development known to the Company that is reasonably expected to cause a prospective material adverse change, in or affecting the general affairs, management, earnings, business, properties, assets, consolidated financial position, business prospects, consolidated shareholders’ equity or consolidated results of operations of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(ix)                                                 The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all mortgages, pledges, security interests, claims, restrictions, liens, encumbrances and defects except such as are described generally in the Registration Statement, the General Disclosure Package and the Prospectus or such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, except where the invalidity or unenforceability of any such lease would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(x)                                                    The Company is a registered bank holding company under the Bank Holding Company Act of 1956, as amended (“BHCA”), and has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas, with the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement.  The Company is duly qualified as a foreign corporation to transact business and is in good standing under the laws of each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

(xi)                                                 Each subsidiary of the Company has been duly incorporated or organized and is validly existing as a corporation, limited liability company, trust company, statutory business trust, limited partnership or national banking association in good standing under the laws of the jurisdiction of its incorporation or organization, has the power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The activities of the Company’s subsidiaries are permitted of subsidiaries of a bank holding company under applicable law and the rules and regulations of the Board of Governors of the Federal Reserve System (the “FRB”) set forth in Title 12 of the Code of Federal Regulations. Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, all of the issued and outstanding capital stock, limited liability company units or limited partnership units of each such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.  There are no outstanding rights, warrants or options to acquire or instruments convertible into or exchangeable for any capital stock or equity securities of any of the Company’s subsidiaries. None of the outstanding shares of capital stock, limited liability company units or limited partnership units of any subsidiary of the Company was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary.  Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distributions on such subsidiary’s capital stock or common securities or equity interests, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company.  The only subsidiaries of the Company are the subsidiaries listed on Schedule III hereto.

(xii)                                              The Company has an authorized capitalization as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Capitalization,” and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and have been issued in compliance with applicable federal and state securities laws. None of the outstanding shares of capital stock of the Company were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. The description of the Company’s stock option, stock bonus, restricted stock and other stock plans or compensation arrangements and the options, restricted stock or other rights granted thereunder, set forth in the Registration Statement, the General Disclosure Package and the Prospectus, accurately and fairly presents, in all material respects, the information required to be described therein with respect to such plans, arrangements, options and rights.

(xiii)                                           The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable and will conform to the description of the capital stock contained in the Registration Statement, the General Disclosure Package and the Prospectus and the issuance of the Shares is not subject to the preemptive or other similar rights of any securityholder of the Company.

(xiv)                                          Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and as have been complied with or waived, (A) there are no outstanding rights (contractual or otherwise), warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Company and (B) there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act or otherwise register any securities of the Company owned or to be owned by such person.

(xv)                                             The issue and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in a Repayment Event (as defined below) under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) result in any violation of the provisions of the certificate of formation, articles of association or other organizational documents (as applicable) or bylaws of the Company or any of its subsidiaries, or (C) result in any violation of any statute or any order, rule or regulation of any federal, state, local or foreign court, arbitrator, regulatory authority or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties (each a “Governmental Entity”), except for in the case of clauses (A) and (C) those conflicts, breaches, violations, defaults or Repayment Events that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; no consent, approval, authorization, order, registration or qualification of or with any such court or Governmental Entity is required for the issue and sale of the Shares, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the rules and regulations of the Nasdaq Stock Market (“Nasdaq”) or the Financial Industry Regulatory Authority (“FINRA”) and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.  As used herein, a “Repayment Event” means any event or condition that gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary prior to its scheduled maturity.

(xvi)                                          Neither the Company nor any of its subsidiaries is (A) in violation of its certificate of formation, articles of association, bylaws or other similar organizational documents or (B) in breach, violation or default (with or without notice or lapse of time or both) of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or to which any of the property or assets of the Company or any subsidiary is subject except for such breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xvii)                                       The statements set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the capital stock of the Company, and under the captions “Regulation and Supervision” and “Underwriting,” insofar as they purport to summarize the provisions of the laws and documents referred to therein, are accurate summaries in all material respects.

(xviii)                                    Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its subsidiaries have, during all periods for which financial statements are presented in the Registration Statement, conducted and are conducting their respective businesses in compliance in all material respects with all federal, state, local and foreign statutes, laws, rules, regulations, decisions, directives and orders of any Governmental Entity applicable to them, (including, without limitation, all regulations and orders of, or agreements with, the FRB, the Office of the Comptroller of the Currency (the “OCC”), and the Federal Deposit Insurance Corporation (the “FDIC”), and the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act, all other applicable fair lending laws or other laws relating to discrimination and the Bank Secrecy Act and Title III of the USA Patriot Act), and neither the Company nor any of its subsidiaries has received any written or oral communication from any Governmental Entity asserting that the Company or any of its subsidiaries is not in material compliance with any statute, law, rule, regulation, decision, directive or order.

(xix)                                          There are no legal or governmental actions or suits, investigations, inquiries or proceedings before or by any court or Government Entity, now pending or, to the knowledge of the Company, threatened or contemplated, to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject (A) that is required to be disclosed in the Registration Statement by the 1933 Act or the 1933 Act Regulations and is not disclosed therein or (B) which, if determined adversely to the Company or any of its subsidiaries, would be reasonably expected to result, individually or in the aggregate, in a Material Adverse Effect; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their property is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to their respective businesses, are not reasonably expected to result, individually or in the aggregate, in a Material Adverse Effect and there are no contracts or documents of the Company or any of its subsidiaries which are required to be described in the Registration Statement or to be filed as exhibits thereto by the 1933 Act or the 1933 Act Regulations which have not been so described or filed.

(xx)                                             Each of the Company and its subsidiaries possesses all permits, licenses, approvals, consents and other authorizations of (collectively, “Governmental Licenses”), and has made all filings, applications and registrations with, all Governmental Entities necessary under applicable law to permit the Company or such subsidiary to conduct the business now operated by the Company or such subsidiary, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  All of the Governmental Licenses currently held by the Company or any of its subsidiaries are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses. Neither the Company nor any of its subsidiaries has failed to file with applicable regulatory authorities any statement, report, information or form required by any applicable law, regulation or order, except where the failure to so file in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; all such filings were in compliance in all respects with applicable laws when filed and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to any such filings or submissions, except where the failure to so comply or the asserted deficiency would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(xxi)                                          Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state or local statute, law, rule, regulation, ordinance or code or any applicable judicial or administrative interpretation thereof (including any judicial or administrative order, consent, decree or judgment) relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) each of the Company and its subsidiaries has all permits, authorizations and approvals required to be held by it under any applicable Environmental Laws and is in compliance with the requirements of each such permit, authorization and approval held by it, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries, and (D) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(xxii)                                       The Company and each of its subsidiaries own or possess adequate rights to use or can acquire on reasonable terms ownership or rights to use all patents, patent applications, patent rights, licenses, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and know-how (including trade secrets and other unpatented and/or unpatenable proprietary or confidential information, systems or procedures and excluding generally commercially available “off the shelf” software programs licensed pursuant to shrink wrap or “click and accept” licenses) (collectively, “Intellectual Property”) necessary for the conduct of their respective businesses, except where the failure to own or possess such rights would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and have not received any notice of any claim of infringement or conflict with, any such rights of others or any facts or circumstances that would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, except where such infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would not be reasonably expected to result in a Material Adverse Effect.

(xxiii)                                    No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is required to be described in the Registration Statement and the Prospectus by the 1933 Act or the 1933 Act Regulations which has not been so described.

(xxiv)                                   The Company is not currently, and immediately after giving effect to the offering and sale of the Shares as contemplated herein and the application of the net proceeds as described in each of the Registration Statement, the General Disclosure Package and the Prospectus, will not be, an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(xxv)                                      Neither the Company nor any of its subsidiaries, nor any controlled affiliates of the Company or its subsidiaries, has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

(xxvi)                                   Neither the Company, its subsidiaries nor any director, officer or employee of the Company or any of its subsidiaries, nor, to the knowledge of the Company, any agent, affiliate or other persons acting on behalf of the Company or any of its subsidiaries has (A) used any corporate funds of the Company or any of its subsidiaries for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (B) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office, from corporate funds of the Company or any of its subsidiaries, (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws, (D) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment, (E) violated or is in violation of the USA Patriot Act and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency implementing the provisions of the USA Patriot Act; or (F) materially violated applicable privacy of customer information requirements contained in any federal or state privacy act laws and regulations applicable to the Company or such subsidiary. The Company has instituted and maintains policies and procedures designed to ensure compliance with applicable anti-bribery or anti-corruption laws.

(xxvii)                                The Company and the Bank maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and each of its subsidiaries maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the 1934 Act), that complies with the requirements of the 1934 Act, as applicable to them; except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (X) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (Y) no change in the Company’s internal control over financial reporting that has materially affected adversely, or is reasonably likely to materially affect adversely, the Company’s internal control over financial reporting.

(xxviii)                             Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries is subject or is party to, or has received any notice that any of them may become subject or party to, any investigation with respect to, any corrective, suspension or cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter, or is subject to any directive by, or has been a recipient of any supervisory letter from any Regulatory Agency (as defined below) that, in each case, currently relates to or materially restricts in any respect the conduct of their business or that in any manner relates to capital adequacy, credit policies or management, nor at the request or direction of any Regulatory Agency has the Company or any of its subsidiaries adopted any board resolution that would reasonably be expected to result in a Material Adverse Effect (each, a “Regulatory Agreement”), nor has the Company or any of its subsidiaries been advised in writing by any Regulatory Agency that such Regulatory Agency is considering issuing or requesting any such Regulatory Agreement or any such Regulatory Agreement is pending or, to the knowledge of the Company, threatened.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its subsidiaries are each in compliance with any Regulatory Agreements, and there is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company or any of its subsidiaries which, in the reasonable judgment of the Company, currently results in or is reasonably expected to result in a Material Adverse Effect.  As used herein, the term “Regulatory Agency” means any Governmental Entity having supervisory or regulatory authority with respect to the Company or any of its subsidiaries, including, but not limited to, any federal or state agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits.

(xxix)                                   Each “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company and its subsidiaries is in compliance with ERISA, except where the failure to be in compliance with ERISA would not result in a Material Adverse Effect. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their “ERISA Affiliates” (as defined below). “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their

ERISA Affiliates, if such “employee benefit plan” were terminated, would have any material “amount of unfunded benefit liabilities” (as defined under ERISA). None of the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (B) Sections 412, 4971 or 4975 of the Code. Each “employee benefit plan” established or maintained by the Company or its subsidiaries that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or approval letter from the Internal Revenue Service regarding its qualification under such section and, to the knowledge of the Company, nothing has occurred whether by action or failure to act, which would cause the loss of such qualification.

(xxx)                                      The Company and its subsidiaries, taken as a whole, are insured against such losses and risks and in such amounts as the Company reasonably believes are prudent and customary in the business in which they are engaged and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to obtain insurance coverage from insurers similar to their current insurers as may be necessary to continue its business at a cost that would not be reasonably expected to have a Material Adverse Effect.

(xxxi)                                   Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company, or the Underwriters, for a brokerage commission, finder’s fee or other like payment in connection with the sale of the Shares.

(xxxii)                                The Company and its subsidiaries have (i) filed all material federal, state and foreign income and franchise tax returns that they are required to have filed or have properly requested extensions of the deadline for the filing therefor, and all such tax returns as filed are true, complete and correct in all material respects and (ii) have paid all taxes required to be paid by any of them except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.  To the extent required by GAAP, the Company has made adequate charges, accruals and reserves in the applicable Financial Statements referred to in Section 1(a)(iv) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

(xxxiii)                             No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, which would reasonably be expected to result in a Material Adverse Effect.

(xxxiv)                            Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, money laundering statutes applicable to the Company and its subsidiaries, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, for purposes of this section, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(xxxv)                               The Company has not distributed and, prior to the later to occur of (i) the Closing Time and (ii) completion of the distribution of the Shares, will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Shares other than the Registration Statement, any preliminary prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act or the 1933 Act Regulations and approved by the Representatives.

(xxxvi)                            No forward-looking statement (within the meaning of Section 27A of the 1933 Act and Section 21E of the 1934 Act) contained in the Registration Statement, the General Disclosure Package, the Prospectus or any Issuer-Represented Free Writing Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(xxxvii)                         Any and all material swaps, caps, floors, futures, forward contracts, option agreements (other than employee stock options and restricted stock) and other derivative financial instruments, contracts or arrangements, whether entered into for the account of the Company or one of its subsidiaries or for the account of a customer of the Company or one of its subsidiaries, were entered into in the ordinary course of business and in accordance in all material respects with applicable laws, rules, regulations and policies of all applicable regulatory agencies and with counterparties believed to be financially responsible at the time of execution of such instruments, contracts or arrangements.  The Company and each of its subsidiaries have duly performed all of their obligations thereunder to the extent that such obligations to perform have accrued, and there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder, except for such failures to perform, breaches, violations, defaults, allegations or assertions that, individually or in the aggregate, would not result in a Material Adverse Effect.

(xxxviii)                      The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations of the Commission thereunder applicable to the Company and as to which compliance is currently required by the Company.

(xxxix)                            The Shares have been approved for listing, subject to official notice of issuance and evidence of satisfactory distribution, on Nasdaq Global Select Market, and the Company has taken no action designed to, or likely to have the effect of, delisting the Shares from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq Global Select Market is contemplating terminating such registration or listing.

(xl)                                                 Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent or employee of the Company or any of its subsidiaries or any agent or other person associated with or acting on behalf of the Company or any of its subsidiaries, (A) is currently subject to any sanctions administered or enforced by the

U.S. Governmental Entity (including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), or the U.S. Department of State), the United Nations Security Council or other relevant sanctions authority (collectively, “Sanctions”); or (B) is located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”). The Company will not, directly or indirectly, use the proceeds of the offering contemplated hereby, or lend, contribute or otherwise make available such proceeds to any of its subsidiaries, joint venture partner or other person or entity, (x) for the purpose of financing or facilitating the activities of any person, or engage in dealings or transaction with any person, in any country or territory, currently subject to any Sanctions, (y) to finance or facilitate any activities of, or business in, any Sanctioned Country or (z) in any manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. For the past five years, neither the Company nor any subsidiary of the Company have knowingly engaged in or are now knowingly engaged in any dealings or transactions with any persons that at the time of such dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(xli)                                              Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(xlii)                                                                        The Company has not engaged in any oral or written communication with potential investors in the offering contemplated hereby in reliance on Section 5(d) of the 1933 Act.

(xliii)                                        No consent, approval, authorization, order, registration or qualification of or with any Governmental Entity, other than such as have been obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered; the Company has not offered, or caused the Underwriters to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (a) any client of the Company to alter the client’s level or type of business with the Company or (b) a trade journalist or publication to write or publish favorable information about the Company or its products; the Company has identified the Directed Share Purchasers and instructed the Underwriters to sell Shares to such Directed Share Purchasers solely for the benefit of the Company and its subsidiaries.

(b)                                 The Bank represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time referred to in Section 1(a)(i) hereof, as of the Closing Time referred to in Section 4(a) hereof, and as of each Date of Delivery (if any) referred to in Section 2 hereof, and agrees with each Underwriter, as follows:

(i)                                                        The Bank has been duly organized and is validly existing as a national banking association under the laws of the United States, with the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the

Prospectus and to enter into and perform its obligations under this Agreement. The Bank is the only insured depository institution subsidiary of the Company, and the Bank is a member in good standing of the Federal Home Loan Bank System. The Bank is duly qualified to transact business in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect. The activities of the Bank are permitted under the laws of the United States and the regulations issued by the OCC, the deposit accounts in the Bank are insured up to the applicable limits by the FDIC and no proceeding for the termination or revocation of such insurance is pending or, to the knowledge of the Bank, threatened against the Bank.  The Bank does not have any subsidiaries.

(ii)                                                     The Bank is in not violation of its articles of association or other organizational documents (as applicable) or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or to which any of the property or assets of the Bank is subject except for such defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(iii)                                                  This Agreement has been duly authorized, executed and delivered by the Bank.

(iv)                                                 The execution, delivery and performance of this Agreement by the Bank and the compliance by the Bank with all of the provisions of this Agreement and the consummation of the transactions herein contemplated do not and will not, whether with or without the giving of notice or passage or time or both, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in a Repayment Event under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Bank is a party or by which the Bank is bound or to which any of the property or assets of the Bank is subject, nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Bank or any statute or any order, rule or regulation of any Governmental Entity having jurisdiction over the Bank or any of their properties, except for those conflicts, breaches, violations, defaults or Repayment Events that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(v)                                                    The Bank is not and, immediately after giving effect to the consummation of the transactions contemplated herein, will not be an “investment company,” as such term is defined in the Investment Company Act.

(vi)                                                 At March 31, 2014, the Bank met or exceeded the standards to be considered “well capitalized” under the OCC’s regulatory framework for prompt corrective action.

(d)                                 Any certificate signed by an officer of the Company or the Bank and delivered to the Representatives or to counsel for the Underwriters in connection with the offering of Shares shall be deemed to be a representation and warranty by the Company and/or the Bank, as applicable, to the Underwriters as to the matters set forth therein.

2.                                      (a)                                 On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each of the  Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $[•] (the “Purchase Price”), the number of Firm Shares set forth in Schedule I opposite the name of such Underwriter, plus any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, bears to the total number of Firm Shares, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities. It is understood that [•] Firm Shares initially will be reserved by the Underwriters for offer and sale to the Directed Share Purchasers upon the terms and conditions set forth in the Prospectus and in accordance with the rules and regulations of FINRA. Under no circumstances will the Representatives or any Underwriter be liable to the Company or to any Directed Share Purchaser for any action taken or omitted to be taken in good faith in connection with the administration of such Directed Share Program. Notwithstanding the foregoing, to the extent that any Directed Shares are not affirmatively reconfirmed for purchase by any Directed Share Purchaser listed on Schedule IV hereto on or immediately after the date of this Agreement (the “Unsold Directed Shares”), such Unsold Directed Shares may be offered by the Underwriters to the public as part of the public offering contemplated herein.

(b)                                 In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional [•] shares of Common Stock, as set forth in Schedule I, at the Purchase Price. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time upon notice by the Representatives to the Company setting forth the aggregate number of Optional Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Optional Shares. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Optional Shares, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Optional Shares then being purchased which the number of Firm Shares set forth in Schedule I opposite the name of such Underwriter, plus any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, bears to the total number of Firm Shares, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

(c)                                  It is understood that each Underwriter has authorized the Representatives, for such Underwriter’s account, to accept delivery of, receipt for, and make payment of the purchase price for, the Firm Shares and the Optional Shares, if any, which such Underwriter has agreed to purchase. Sandler O’Neill & Partners, L.P. and Jefferies LLC, each individually and not as Representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Firm Shares or the Optional Shares, if any, to be purchased by any Underwriter whose funds have not been received by Sandler O’Neill & Partners, L.P. and Jefferies

LLC by the Closing Time or the relevant Date of Delivery but such payment shall not relieve such Underwriter from its obligations hereunder.

3.                                      Upon the authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

4.                                      (a)                                 The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, through the facilities of DTC, for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same day) funds to the account specified by the Company in the case of Firm Shares or Optional Shares sold by the Company to the Representatives at least forty-eight hours in advance. The Company will cause any certificates representing the Shares to be purchased at the Closing Time or a Date of Delivery that are requested by the Representatives in accordance with this Section 4(b) to be made available for checking and packaging at least twenty four hours prior to the Closing Time or the Date of Delivery with respect thereto. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 10:00 A.M. (Eastern time) on [•], 2014 (such time and date of payment and delivery being herein called “Closing Time”) or such other time and date as the Representatives and the Company may agree.

The documents to be delivered at Closing Time by or on behalf of the parties hereto, including the cross receipt for the Shares, will be delivered at the offices of Bracewell & Giuliani LLP, 711 Louisiana, Suite 2300, Houston, Texas 77002, or at such other place as shall be agreed upon by the Representatives and the Company, at the Closing Time, or such other time and date as the Representatives and the Company may agree.

(b)                                       In addition, in the event that any or all of the Optional Shares are purchased by the Underwriters, payment of the purchase price for such Optional Shares shall be made by wire transfer of Federal (same day) funds as set forth in Section 4(a) above and delivery of certificates for such Optional Shares shall be made at the above mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company on each Date of Delivery as specified in the notice from the Representatives to the Company.

5.                                      The Company further covenants and agrees with each of the Underwriters as follows:

(a)                                       The Company will prepare the Prospectus in a form approved by the Representatives (such approval not to be unreasonably withheld or delayed) and file such Prospectus pursuant to Rule 424(b) under the 1933 Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the 1933 Act and will make no further amendment or any supplement to the Registration Statement or the Prospectus which shall be reasonably disapproved by the Representatives as soon as reasonably practicable after reasonable notice thereof.  The Company will advise the Representatives, as soon as reasonably practicable after it receives notice thereof, of the time when any amendment to the

Registration Statement has been filed with the Commission or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission and furnish the Representatives with copies thereof and will advise the Representatives, as soon as reasonably practicable after it receives notice thereof, of the issuance by the Commission of any stop order with respect to the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, any Issuer-Represented Free Writing Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any preliminary prospectus, any Issuer-Represented Free Writing Prospectus or the Prospectus or for additional information, and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any preliminary prospectus, any Issuer-Represented Free Writing Prospectus or Prospectus or suspending any such qualification, promptly use its reasonable best efforts to obtain the withdrawal of such order as soon as reasonably practicable.

(b)                                       The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), or any amendment, supplement or revision to either any preliminary prospectus (including the prospectus included in the Registration Statement at the time it became effective) or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c)                                        The Company has furnished or will deliver upon request to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge upon request, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits).  The copies of the Registration Statement and each amendment thereto furnished to the Representatives will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)                                       As soon as reasonably practicable from time to time, the Company will take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such states and other jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required (i) to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or (ii) subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.  In each state or other jurisdiction in which the Shares have been so qualified, the Company will file such statements and reports as may be required by the laws of such state or other jurisdiction to continue such qualification in effect until the completion of the distribution of the Shares. The Company will also supply the Representatives with such information as is necessary for the determination of the legality of the Shares for investment under the laws of such jurisdiction as the Representatives may reasonably request.

(e)                                        During the period when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Shares, the Company will furnish the Underwriters with copies of the Prospectus (as amended or supplemented) in New York City in such quantities as the Representatives may from time to time reasonably request.

(f)                                         The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Shares, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 5(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Representatives such number of copies of such amendment or supplement as the Representatives may reasonably request. If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representatives and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(g)                                        The Company will make generally available to its securityholders as soon as practicable, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the 1933 Act and the 1933 Act Regulations (including, at the option of the Company, Rule 158).

(h)                                       During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-up Period”), the Company will not directly or indirectly, offer, sell, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-l(h) under the 1934 Act, or otherwise dispose of or transfer, or announce the offering of, or file a registration statement under the 1933 Act in respect of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities, without the Representatives’ prior written consent.  The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (C) any grants of stock options, restricted stock, notional units or other equity securities to employees, directors or contractors granted under any existing equity incentive plans of the Company disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, issuances of Common Stock pursuant to the exercise, conversion or vesting of such equity securities or the exercise, conversion or vesting of any other employee stock options or units outstanding on the date hereof or (D) the issuance of Common Stock or other securities (including securities convertible into or exchangeable or exercisable for Common Stock or other securities) issued as consideration for the acquisition by the Company or any of its subsidiaries of the securities, business, properties or other assets of another person or entity; provided that the persons receiving such Common Stock or other securities enter into a written agreement substantially similar to the form of lock-up attached hereto as Exhibit A. If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in a lock-up agreement executed and delivered under Section 7(h) for an executive officer or director of the Company and the Representatives provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, upon the Representatives’ request, the Company agrees to announce or cause to be announced the impending release or waiver by a press release substantially in the form of Exhibit B hereto through a major news service at least two business days before the effective date of the release or waiver. Additionally, the Company may file with the Commission registration statements on Form S-8 for any of the plans set forth in clause (B) and (C) above during the restrictive period set forth in this Section 5(h).

(i)                                           The Company will use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Use of Proceeds.”

(j)                                          If the Company elects to rely on Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 8:00 a.m., Eastern time on the business day next succeeding the date of this Agreement or such other time as shall be reasonably agreed among the Company and the Representatives, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the 1933 Act.

(k)                                       The Company will use its reasonable best efforts to list for quotation and to maintain the listing of the Common Stock (including the Shares) on NASDAQ Global Select Market.

(l)                                     Until completion of the distribution of the Shares, the Company will file (i) all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations and (ii) such information on Form 10-K or Form 10-Q as may be required by Rule 463 under the 1933 Act.

(m)                             Unless it obtains the prior written consent of the Representatives, the Company will not make any offer relating to the Shares that would constitute an Issuer-Represented Free Writing Prospectus and has complied and will comply with the requirements of Rule 433 applicable to any Issuer-Represented Free Writing Prospectus, including, where and when required, timely filing with the Commission, legending and record keeping. The Representatives will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule II hereto, if any. The Company represents that it has treated or agrees that it will treat each Shareholder Permitted Free Writing Prospectus to which it has consented as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Shareholder Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(n)                                 The Company will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock or any other reference security, whether to facilitate the sale or resale of the Shares or otherwise, and the Company will, and shall use its commercially reasonable efforts to cause each of its controlled affiliates to, comply with all applicable provisions of Regulation M with respect to the Shares.

(o)                                 During the Lock-up Period, the Company will enforce all existing agreements between the Company and any of its securityholders that prohibit the sale, transfer, assignment, pledge or hypothecation of any of the Company’s securities. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such existing “lock-up” agreements for the duration of the periods contemplated in such agreements, including, without limitation, “lock-up” agreements entered into by the Company’s officers and directors, Directed Share Purchasers and certain shareholders pursuant to Section 7(h).

(p)                                 The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution of the Shares within the meaning of the 1933 Act and (b) 15 days following completion of the restricted period referred to in Section 5(h).

(q)                                 The Company will comply, and will furnish such information as may be required and otherwise cooperate with the Underwriters to enable the Underwriters to comply, with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the rules and regulations of Nasdaq and FINRA, in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

6.                                      The Company covenants and agrees with the Representatives that the Company will pay or cause to be paid the following, whether or not the transactions contemplated herein are completed: (i) the cost of obtaining all FINRA and bank regulatory approvals, including any required FINRA fees, including the filing fees incident thereto and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith, provided, however, that all such counsel fees and disbursements shall not exceed $25,000; (ii)  all fees and disbursements of the Company’s counsel and accountants in connection with the registration of the Shares under the

1933 Act and all other expenses in connection with the preparation, printing and filing of amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities as provided in Section 5(d) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey, provided, however, that all such counsel fees and disbursements shall not exceed $10,000; (iv) all fees and expenses in connection with listing the Shares on NASDAQ Global Select Market; (v) the cost of printing or reproducing any agreement among Underwriters, this Agreement, the Blue Sky survey, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Shares, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show with the consent of the Company; (ix) any stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that except as provided in this Section, Section 7 and Section 8 hereof, the Underwriters will pay all of their expenses, including the fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them, and any advertising expenses for any ads they place.

7.                                      The obligations of the Underwriters hereunder to purchase and pay for the Shares as provided herein on the Closing Time and, with respect to the Optional Shares, each additional Date of Delivery with respect to the Optional Shares being purchased, shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Closing Time and, with respect to the Optional Shares, at and as of each Date of Delivery, true and correct, the condition that the Company shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

(a)                                 The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the 1933 Act Regulations and in accordance with Section 5(a) hereof (or a post-effective amendment shall have been filed and declared effective in accordance with the requirements of Rule 430A), if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been filed with the Commission on the date of this Agreement and shall have become effective upon filing, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the Company’s knowledge, threatened by the Commission, and all requests for additional information on the part of the Commission shall have been complied with, and FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(b)                                 At the Closing Time, the Representatives shall have received the opinions, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit C hereto. Such counsel may also state that, insofar as such opinions involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

(c)                                  At the Closing Time, the Representatives shall have received the opinion, dated as of Closing Time, of Bracewell & Giuliani LLP, counsel for the Underwriters. The opinion shall address the matters as the Representatives may reasonably request. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

(d)                                 On the date of this Agreement, at the Closing Time and at each Date of Delivery, Deloitte & Touche LLP shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants “comfort letters” to underwriters with respect to the financial statements of the Company and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus, provided that the letter delivered as of the Closing Time or the additional Date of Delivery shall use a “cut-off” date no more than three business days prior to such Closing Time or additional Date of Delivery, as applicable.

(e)                                  (i) The Company and its subsidiaries, considered as one enterprise, shall not have sustained since the date of the latest audited financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental or regulatory action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, earnings, business, properties, assets, consolidated financial position, business prospects, consolidated shareholders’ equity or consolidated results of operations of the Company and its subsidiaries considered as one enterprise, otherwise than as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Closing Time and, with respect to the Optional Shares, each additional Date of Delivery on the terms and in the manner contemplated in the Prospectus.

(f)                                   On or after the date hereof there shall not have occurred any of the following:  (i) a suspension or material limitation in trading in securities generally on Nasdaq; (ii) a suspension or material limitation in trading in the Company’s securities on Nasdaq; (iii) a general moratorium on commercial banking activities declared by either Federal or Texas authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any material adverse change in financial, political or economic conditions in the United States or elsewhere, including without limitation, as a result of terrorist activities occurring after the date hereof, if the effect of any such event specified in clause (iv) or (v), in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Closing Time and, with respect to the Optional Shares, each additional Date of Delivery on the terms and in the manner contemplated in the Prospectus.

(g)                                  The Shares shall have been approved for listing, subject to official notice of issuance and evidence of satisfactory distribution, on NASDAQ Global Select Market.

(h)                                 The Company has obtained and delivered to the Underwriters on or before the date of this Agreement executed copies of an agreement from each officer and director, Directed Share Purchaser and certain shareholders, in each case as listed on Schedule IV hereto, of the Company, substantially in the form of Exhibit A.

(i)                                     The Representatives shall have received a certificate of the Chairman and Chief Executive Officer or the President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time and, with respect to the Optional Shares, each additional Date of Delivery, to the effect that, (i) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though made at and as of Closing Time and, with respect to the Optional Shares, each additional Date of Delivery, (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time and, with respect to the Optional Shares, each additional Date of Delivery, and (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are, to their knowledge, threatened by the Commission.

(j)                                    The Representatives shall have received a certificate from the President or a Vice President of the Bank and of the chief financial or chief accounting officer of the Bank, dated as of the Closing Time and, with respect to the Optional Shares, each additional Date of Delivery, to the effect that the representations and warranties in Section 1(b) are true and correct with the same force and effect as though made at and as of Closing Time and, with respect to the Optional Shares, each additional Date of Delivery.

If any condition specified in this Section shall not have been satisfied when and as required to be satisfied or shall not have been waived by such time, this Agreement may be terminated by the Representatives by notice to the Company at any time on or prior to the Closing Time. If the sale of the Shares provided for herein is not consummated because any condition set forth in this Section 7 is not satisfied, or because of any termination pursuant to Section 11(a) hereof, or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will reimburse the Underwriters through the Representatives upon demand for all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been actually incurred by the Underwriters in connection with the proposed offering of the Shares.  In addition, such termination shall be subject to Section 6 hereof, and Sections 1, 8 and 10 hereof shall survive any such termination and remain in full force and effect.

8.                                      (a)                                 The Company and the Bank, jointly and severally, will indemnify and hold harmless each Underwriter, each person, if any, who controls such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and their respective partners, directors, officers, employees and agents and each affiliate of any Underwriter within the meaning of Rule 405 under the 1933 Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Issuer-Represented Free Writing Prospectus, any preliminary prospectus, the Registration Statement, the General Disclosure Package, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriters for any legal or other expenses reasonably incurred by the Underwriters in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Bank shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Issuer-Represented Free Writing Prospectus, any preliminary prospectus, the Registration Statement, the General Disclosure Package, the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives expressly for use therein, provided that the Company, the Bank and the Underwriters hereby acknowledge and agree that the only information that the Underwriters have furnished to the Company consists solely of the information described as such in subsection (b) below. Notwithstanding the foregoing, the indemnification provided for by the Bank in this paragraph shall be limited with respect to the Bank to the extent such indemnification would result in a violation of Sections 23A or 23B of the Federal Reserve Act, as amended, or any implementing regulation, policy or directive of a Governmental Entity having jurisdiction over the Bank.

(b)                           Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers, directors and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Issuer-Represented Free Writing Prospectus, any preliminary prospectus, the Registration Statement, the General Disclosure Package or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriters through the Representatives expressly for use therein (provided, however, that the Company and the Underwriters hereby acknowledge and agree that the only such information that the Underwriters have furnished to the Company consists solely of the following:  the information in the first paragraph under the heading “Underwriting—Discounts, Commissions and Expenses,” the information in the second, third, fourth and fifth paragraphs under the heading “Underwriting—Stabilization” and the information under the heading “Underwriting—Electronic Distribution,” and the share allocation, concession and reallowance figures appearing in the section entitled “Underwriting,” in each case contained in the Prospectus) and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)                                  Promptly after receipt by an indemnified party under subsection (a) or (b)  above or subsection (e) below of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party hereunder, unless the indemnifying party has been materially prejudiced thereby; provided that failure to notify the indemnifying party shall not relieve it from any liability it may have to an indemnified party otherwise than under this Section 8.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall elect, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.  The indemnifying party under this Section 8 shall not be liable for any settlement of any proceedings effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 8(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into in good faith by the indemnified party more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have reasonable notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request and shall not have contested the reasonableness of such fees and expenses, in each case prior to the date of such settlement. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)                                 If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above or subsection (e) below in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand and the Underwriters on the other from the offering of the Shares.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Bank and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each officer and employee of an Underwriter and each person, if any, who controls such Underwriter within the meaning of the 1933 Act and the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of the 1933 Act and the 1934 Act shall have the same rights to contribution as the Company.  Notwithstanding the foregoing, the contribution provided for by the Bank in this paragraph shall be limited with respect to the Bank to the extent such contribution would result in a violation of Sections 23A or 23B of the Federal Reserve Act, as amended, or any implementing regulation, policy or directive of a Governmental Entity having jurisdiction over the Bank.

(e)                                        In connection with the offer and sale of Directed Shares, the Company agrees, promptly upon written notice, to indemnify and hold harmless each Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 of the Securities Act from and against any and all losses, liabilities, claims, damages and expenses incurred by them (i) as a result of the violation of any applicable laws or regulations of any foreign jurisdictions where Directed Shares have been offered or (ii) as a result of the failure of any Directed Share Purchaser, who has agreed to purchase Directed Shares, to pay for and accept delivery of the Directed Shares, or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the gross negligence or willful misconduct of such Underwriter.

(f)                                   The obligations of the Company and the Bank under this Section 8 shall be in addition to any liability which the Company and the Bank may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls (within the meaning of the 1933 Act) any Underwriter, or any of the respective partners, directors, officers and employees of any Underwriter or any such controlling person.

(g)                                        The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

9.                                      (a)                                 If any Underwriter shall default in its obligation to purchase and pay for the Shares which it has agreed to purchase hereunder at the Closing Time or a Date of Delivery, the Representatives may in their discretion arrange for themselves or another party or other parties reasonably satisfactory to the Company to purchase such Shares on the terms contained herein. If within 36 hours after such default by any Underwriter, the Representatives does not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company shall have the right to postpone the Closing Time or such Date of Delivery, as the case may be, for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the General Disclosure Package or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which the Representatives may determine to be made necessary thereby. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b)                                 If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives or the Company as provided in Section 9(a) above, the aggregate number of such Shares which remains unpurchased does not exceed one tenth of the aggregate number of all the Shares to be purchased at the Closing Time or such Date of Delivery, as the case may be, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at the Closing Time or such Date of Delivery, as the case may be, and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)                                  If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 9(a) above, the aggregate number of such Shares which remains unpurchased exceeds one tenth of the aggregate number of all of the Shares to be purchased at the Closing Time or such Date of Delivery, as the case may be, or if the Company shall not exercise the right described in Section 9(b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10.                               The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

11.                               (a)                                 The Representatives may terminate this Agreement, by notice to the Company, at any time on or prior to the Closing Time if, since the time of execution of this Agreement or, in the case of (i) below, since the date of the most recent balance sheets included in the Financial Statements, there has occurred, (i) any Material Adverse Effect, (ii) a suspension or material limitation in trading in the Company’s securities on Nasdaq, (iii) a general moratorium on commercial banking activities declared by either Federal, New York or Texas authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any material adverse change in financial, political or economic conditions in the United States or elsewhere, including without limitation, as a result of terrorist activities occurring after the date hereof, if the effect of any such event specified in clause (iv) or (v), in the judgment of the Representatives make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Closing Time and, with respect to the Optional Shares, each additional Date of Delivery on the terms and in the manner contemplated in the Prospectus.

(b)                                 If this Agreement is terminated pursuant to this Section 11 hereof, such termination shall be without liability of any party to any other party except as provided in Section 6 hereof and provided further that Sections 1, 8 and 10 hereof shall survive such termination and remain in full force and effect.

12.                               In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

13.                               All statements, requests, notices and agreements hereunder shall be in writing, and if to the Representatives shall be delivered or sent by mail, telex or facsimile transmission to the Representatives c/o Sandler O’Neill & Partners, L.P. at 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, Attention:  General Counsel, with a copy to Bracewell & Giuliani LLP, 711 Louisiana, Houston, Texas 77002, Attention:  William S. Anderson; if to the Company shall be delivered or sent by mail or facsimile to Green Bancorp, Inc., 4000 Greenbriar, Houston, Texas 77098; Attention:  Chief Financial Officer, with copies to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, Attention:  Michael J. Zeidel.  Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14.                               This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or the Underwriters, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15.                               Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

16.                               The Company acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company on the one hand, and the Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement, (ii) in connection with the offering contemplated hereby and the process leading to such transaction the Underwriters are and have been acting solely as principals and are not the agents or fiduciaries of the Company, its subsidiaries, or the Company’s shareholders, creditors, employees or any other third party, (iii) the Underwriters have not assumed nor will they assume an advisory or fiduciary responsibility in favor of the Company or its subsidiaries with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether any Underwriter has advised or is currently advising the Company or its subsidiaries on any other matters) and the Underwriters have no obligation to the Company or its subsidiaries with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company or its subsidiaries and the Underwriters have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship, (v) the Company and its subsidiaries waive, to the fullest extent permitted by law, any claims the Company may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Underwriters shall have no liability (whether direct or indirect) to the Company or its subsidiaries in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including shareholders, employees or creditors of the Company and (vi) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby,  and the Company and the Bank consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

17.                               THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SAID STATE OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

THE COMPANY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES, AND EACH UNDERWRITER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT.  THE COMPANY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES, AND EACH UNDERWRITER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

18.                               This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

19.                               No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

20.                               The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

21.                               This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Bank and the Underwriters, or any of them, with respect to the subject matter hereof.

[Signatures on Next Page]

If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Bank and the Company.

Very truly yours,

GREEN BANCORP, INC.

By:
Name:
Title:

GREEN BANK, N.A.

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof:

SANDLER O’NEILL & PARTNERS, L.P.
as Representative of the several Underwriters

By:	Sandler O’Neill & Partners Corp.,
the sole general partner

By:
Name:
Title:

JEFFERIES LLC
as Representative of the several Underwriters

By:
Name:
Title:

Schedule I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased if Option Exercised in Full

Sandler O’Neill & Partners, L.P. Jefferies LLC J.P. Morgan Securities LLC RBC Capital Markets, LLC Keefe, Bruyette & Woods, Inc., a Stifel Company
Total

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Schedule II

a.                                      Pricing Information

Number of Firm Shares:  [•]

Public Offering Price:  $[•]

Underwriters’ Purchase Price:  $[•]

b.                                      Issuer-Represented Free Writing Prospectus

II-1

Schedule III

List of Subsidiaries

Green Bank, N.A.

Searchlight Merger Sub Corp.

III-1

Schedule IV

List of Executive Officers, Directors, Shareholders and Selling

Shareholders Subject to the Lock-up Agreement

IV-1

EXHIBIT A

                                    , 2014

Sandler O’Neill & Partners, L.P.
Jefferies LLC
c/o Sandler O’Neill & Partners, L.P.
1251 Avenue of the Americas, 6th Floor
New York, NY 10020

Re:          Proposed Public Offering by Green Bancorp, Inc.

The undersigned, an executive officer or director and/or shareholder of Green Bancorp, Inc., a Texas corporation (the “Company”), or Green Bank, N.A., understands that Sandler O’Neill & Partners, L.P. and Jefferies LLC, as representatives of one or more underwriters, (the “Representatives”), proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company providing for the public offering (the “Public Offering”) of shares (the “Shares”) of the Company’s common stock, $0.01 par value per share (the “Stock”).  In recognition of the benefit that such an offering will confer upon the undersigned as an executive officer or director and/or shareholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Representatives that, during a period of 180 days from the date of the Underwriting Agreement (the “Lock-up Period”), the undersigned will not, without the prior written consent of the Representatives, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Stock or any securities convertible into or exchangeable or exercisable for Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, (ii) make any demand or exercise any right with respect to the filing of any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing in clause (i) or (iii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Stock, whether any such swap or transaction is to be settled by delivery of Stock or other securities, in cash or otherwise.

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s shares of Stock (i) as a bona fide gift or gifts or by will or intestate succession, provided that the donee or donees agree to be bound in writing by the restrictions set forth herein for the balance of the Lock-up Period, (ii) pursuant to the exercise by the undersigned of stock options or warrants that have been granted by the Company prior to, and are outstanding as of, the date of the Underwriting Agreement, where the Stock received upon any such exercise is held by the undersigned, individually or as fiduciary, in accordance with the terms of this Lock-Up Agreement, (iii) to the Company to satisfy any tax withholding obligations of the Company or the undersigned upon the exercise or vesting of equity awards under any equity incentive plan of the Company, (iv) acquired in open market transactions after the completion of the Public Offering; provided that no filing or public disclosure, reporting any sale, transfer or other disposition of shares of Shares or any reduction in beneficial ownership of shares of Stock by any party, shall be required, or voluntarily made, under the Exchange Act of 1934, as amended (“Exchange Act”), (v) to any wholly-owned subsidiary or any stockholders, partners or members of the undersigned provided that such transferee agrees to be bound in writing by the restrictions set forth herein for the balance of the Lock-up Period, (vi) to any trust, family limited partnership or similar entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust, general partner of the family limited partnership or similar person, as the case may be, agrees to be bound by the restrictions set forth herein for the balance of the Lock-up Period, (vii) to charitable organizations, family foundations or donor-advised funds at sponsoring organizations, and in each case such transfer does not involve a disposition for value provided that such transferee agrees to be bound in writing by the restrictions set forth herein for the balance of the Lock-up Period, (viii) to a nominee or custodian of a person to whom a transfer or disposition would be permitted hereunder provided that such transferee agrees to be bound in writing by the restrictions set forth herein for the balance of the Lock-up Period, (ix) to affiliates (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned provided that such transferee agrees to be bound in writing by the restrictions set forth herein for the balance of the Lock-up Period, (x) to any investment manager or advisor that has investment discretionary authority with respect to the undersigned’s investments pursuant to an investment advisory or similar agreement, provided that the transferee agrees to be bound in writing by the restrictions set forth herein for the balance of the Lock-Up Period (xi) to any corporation, partnership or other business entity with which the undersigned shares in common an investment manager or advisor that has investment discretionary authority with respect to the undersigned’s and the entity’s investments pursuant to an investment advisory or similar agreement, provided that the transferee agrees to be bound in writing by the restrictions set forth herein for the balance of the Lock-Up Period, (xii) pledged in a bona fide transaction outstanding as of the date hereof to a lender to the undersigned and disclosed in an appendix to this letter (xiii) with the prior written consent of the Representatives.  For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  The undersigned now owns and, except as contemplated by clause (i) through (xiii) above, for the duration of this Agreement will own the undersigned’s shares of Stock, free and clear of all liens, encumbrances and contractual obligations existing as of the date hereof which could foreseeably result in a disposition of the undersigned’s shares of Stock during the Lock-Up Period, except for those (if any) disclosed in an appendix to this letter.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company and its transfer agent and registrar against the transfer of the undersigned’s shares of Stock, except in compliance with the foregoing restrictions. In furtherance of the foregoing, the Company is hereby authorized to decline to make or authorize any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

In addition to the preceding paragraph and notwithstanding anything to the contrary herein, the undersigned may enter into an agreement or trading plan to allow brokerage sales of all or a portion of the undersigned’s shares of Stock pursuant to Rule 10b5-1 of the Exchange Act, provided that (i) any such brokerage sales or transfers may not occur prior to the expiration of the

Lock-Up Period, and (ii) prior to the expiration of the Lock-Up Period, no public disclosure or filing under the Exchange Act or Rule 144 under the U.S. Securities Act of 1933, as amended, by any party shall be required, or made, voluntarily reporting such agreement or trading plan.

The undersigned understands that the Company, the Representatives and the other underwriters party to the Underwriting Agreement are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering.  The undersigned represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement.  The undersigned further understands that this Lock-Up Agreement is irrevocable and agrees that the provisions of this Lock-Up Agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder (other than any shares of Common Stock subject to the Underwriters’ purchase option), the undersigned shall be released from all obligations under this Lock-Up Agreement.  Notwithstanding anything herein to the contrary, this Lock-Up Agreement shall automatically terminate and be of no further effect as of the earlier of (i) 4:00 p.m. Eastern Time on December 31, 2014 if a closing for the offering of the Shares has not yet occurred as of that time and (ii) the date on which the Company notifies the Representatives that it no longer intends to pursue the Public Offering.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

Signature:

Print Name:

EXHIBIT B

Form of Press Release

Green Bancorp, Inc.
[Date]

Green Bancorp, Inc. (the “Company”) announced today that Sandler O’Neill & Partners. L.P. and Jefferies LLC, the representatives of the underwriters in the Company’s recent public offering of                 shares of common stock, are [waiving] [releasing] a lock-up restriction with respect to                     shares of the Company’s common stock held by [certain officers or directors] [an officer or director] [certain shareholders] of the Company.  The [waiver] [release] will take effect on                    , 201[4], and the shares may be sold on or after such date.

This press release is not an offer or sale of the securities in the United States or in any other jurisdiction where such offer or sale is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

B-1

EXHIBIT C

Form of Opinion of Counsel to the Company

Form of Opinion of Skadden, Arps, Slate, Meagher and Flom LLP

to be delivered pursuant to Section 7(b)

C-1